UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 15, 2011

MFRI, INC.
(exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	0-18370 (Commission File Number)	36-3922969 (IRS Employer Identification No.)

7720 North Lehigh Avenue,
Niles, Illinois                    60714
(Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code: (847) 966-1000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Stockholders of MFRI, Inc. was held on June 15, 2011. The matters that were voted on at the meeting, and the final voting results as to each such matter, are set forth below.

1.	Election of Directors

	For	Withheld	Broker Non-Votes
David Unger	5,099,289	32,871	1,304,943
Bradley E. Mautner	5,107,989	24,171	1,304,943
Dennis Kessler	5,100,889	31,271	1,304,943
Arnold F. Brookstone	5,100,489	31,671	1,304,943
Eugene Miller	5,100,889	31,271	1,304,943
Stephen B. Schwartz	5,100,889	31,271	1,304,943
Michael J. Gade	5,100,889	31,271	1,304,943
Mark A. Zorko	5,100,489	31,671	1,304,943

2.    Ratification of Grant Thornton as the Company's auditors

For	Withheld	Abstain
6,421,593	4,335	11,175

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 17, 2011		MFRI, Inc.

	By:	/s/ Michael D. Bennett
Vice President, Chief Financial Officer, Secretary and Treasurer
(Principal Financial and Accounting Officer)